                                                                  Exhibit 10(aw)

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

     AMENDMENT dated as of September 6, 2001, amending the $500,000,000 5-Year Credit Agreement dated as of January 26, 2000, as heretofore amended (the "Credit Agreement"), among DELHAIZE AMERICA, INC. (the "Borrower"), the LENDERS party hereto (the "Lenders") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

                             W I T N E S S E T H :

     WHEREAS, Kash n' Karry Food Stores, Inc., a Delaware corporation ("Kash n' Karry"), is a wholly-owned subsidiary of the Borrower; and

     WHEREAS, Hannaford Bros. Co., a Maine corporation ("Target") is a wholly-owned subsidiary of the Borrower; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement, as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     Section 2. Additional Definitions. The following definitions are added in alphabetical order in Section 1.01 of the Credit Agreement (and, where appropriate, amend and restate any prior definition in its entirety):

     "Hannaford Guaranty" means the guaranty agreement between Target and the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit A to Amendment No. 2 to this Agreement, as amended from time to time.

     "Kash n' Karry" means Kash n' Karry Food Stores, Inc. a Delaware corporation.

     "Kash n' Karry Guaranty" means the guaranty agreement between Kash n' Karry and the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit B to Amendment No. 2 to this Agreement, as amended from time to time.

     "Loan Documents" means this Agreement, the Food Lion Guaranty, the Kash n' Karry Guaranty and the Hannaford Guaranty.

     "Subsidiary Guarantees" means any of the Food Lion Guaranty, the Kash n' Karry Guaranty or the Hannaford Guaranty.

     "Subsidiary Guarantors" means any of Food Lion, Kash n' Karry or Target.

     Section 3. Amended Subsidiary Debt Covenant. (a) Section 6.02(b)(4) of the Credit Agreement is amended by deleting the word "and" at the end thereof.

     (b)  Section 6.02(b)(5) of the Credit Agreement is renamed Section
6.02(b)(7).

     (c) New Sections 6.02(b)(5) and 6.02(b)(6) of the Credit Agreement are inserted immediately following Section 6.02(b)(4) thereof, to read in their entirety as follows:

          "(5) Indebtedness of Kash n' Karry under the Kash n' Karry Guaranty, Indebtedness of Kash n' Karry constituting a Guaranty of the Borrower's obligations under the 364-Day Agreement and Indebtedness of Kash n' Karry constituting a Guaranty of the Borrower's senior unsecured $600,000,000 7.375% Notes due 2006, $1,100,000,000 8.125% Notes due 2011 and
     $900,000,000 9% Debentures due 2031;"

          "(6) Indebtedness of Target under the Hannaford Guaranty, Indebtedness of Target constituting a Guaranty of the Borrower's obligations under the 364-Day Agreement and Indebtedness of Target constituting a Guaranty of the Borrower's senior unsecured $600,000,000 7.375% Notes due 2006, $1,100,000,000 8.125% Notes due 2011 and
     $900,000,000 9% Debentures due 2031; and"

     Section 4.  Amended Fundamental Changes. (a) Clauses (iii) and (iv) of
Section 6.03(a) of the Credit Agreement are amended to read in its entirety as follows:

          "(iii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary (and, if any Subsidiary Guarantor is a party to such merger, the surviving entity shall agree to be bound by the provisions of the Subsidiary Guarantee to which such Subsidiary Guarantor is a party), (iv) (x) any Subsidiary may merge into any other Person in a transaction in which the surviving entity is a Subsidiary (and, if any Subsidiary Guarantor is a party to such merger, the surviving entity shall agree to be bound by the provisions of the Subsidiary Guarantee to which such Subsidiary Guarantor is a party) or (y) any Subsidiary (other than any Subsidiary Guarantor) may merge into any other Person in a transaction permitted by Section 6.09 and in which the surviving Person is not a Subsidiary;"

     The last sentence of Section 6.03(a) of the Credit Agreement is amended to read in its entirety as follows:

          "In addition to the requirements set forth in the immediately preceding sentence, the Borrower will not permit any Subsidiary Guarantor to sell, transfer, lease or otherwise dispose of (in one transaction or a series of transactions) all or substantially all of its assets to any Person except to (1) the Borrower, (2) an entity that is a Subsidiary prior to such sale, lease, transfer or other disposition or (3) any other Person in a transaction not constituting a sale, lease, transfer or other disposition of all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole, and in which the surviving entity is a Subsidiary so long as, in the case of clauses (2) or (3), such Subsidiary or other Person shall agree to be bound by the provisions of the Subsidiary Guarantee to which such Subsidiary Guarantor is a party."

     Section 5. Amendment Events of Default. Section 7.01(n) of the Credit Agreement is amended to read in its entirety as follows:

          "(n) Any Subsidiary Guarantee shall cease to be enforceable, or any Subsidiary Guarantor or any of its Affiliates shall so assert in writing; or "

     Section 6. Amended Waivers; Amended Amendments. (a) Section 9.02(c) of the Credit Agreement is amended to read in its entirety as follows:

          "(c) None of the Subsidiary Guarantees nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Subsidiary Guarantor party thereto and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall release any Subsidiary Guarantor from its obligations under the Subsidiary Guarantee to which such Subsidiary Guarantor is a party without the consent of each Lender."

     Section 7. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

     (a)  no Default or Event of Default has occurred and is continuing; and

     (b) each representation and warranty of the Borrower, Kash n' Karry and Target set forth in the Loan Documents after giving effect to this Amendment is true and correct as though made on and as of such date, except for any such representation and warranty made as of a specific date, which are true and correct as of such specific date.

     Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 9. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

     (a) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) receipt by the Administrative Agent of duly executed counterparts of a Hannaford Guaranty substantially in the form set forth on Exhibit A hereto;

     (c) receipt by the Administrative Agent of duly executed counterparts of a Kash n' Karry Guaranty substantially in the form set forth on Exhibit B hereto;

     (d) receipt by the Administrative Agent of an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. in form and substance reasonably satisfactory to the Administrative Agent; and

     (e) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, Kash n' Karry and Target, the corporate authority for and the validity of the Credit Agreement as amended hereby and the Kash n' Karry Guaranty and the Hannaford Guaranty referred to above, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

     The Administrative Agent shall promptly notify the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                              DELHAIZE  AMERICA, INC.


                              By:  /s/ G. Linn Evans
                                   -------------------------------------
                                   Title: Asst. Secretary

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Administrative Agent


                              By:  /s/ Barry Bergman
                                   -------------------------------------
                                   Title: Vice President

                              CITIBANK, N.A.


                              By:  /s/ Marc Merlino
                                   -------------------------------------
                                   Title: Director


                              BANK OF AMERICA, N.A.


                              By:  /s/ Timothy H. Spanos
                                   -------------------------------------
                                   Title: Managing Director


                              WACHOVIA BANK, N.A.


                              By:  /s/ Christopher L. Fincher
                                   -------------------------------------
                                   Title: Senior Vice President


                              BBL INTERNATIONAL (U.K.) LIMITED

                              By:  _____________________________________
                                   Name:
                                   Title:


                              BNP PARIBAS (HOUSTON)


                              By:  /s/ Henry F. Setina
                                   -------------------------------------
                                   Title: Vice President


                              By:  /s/ Lloyd G. Cox
                                   -------------------------------------
                                   Title: Managing Director


                              DEUTSCHE BANK, AG, BRUSSELS BRANCH

                              By:  /s/ Marc LePage
                                   -------------------------------------
                                   Title: Director


                              FORTIS (USA) FINANCE LLC


                              By:  /s/ Eddie Matthews
                                   -------------------------------------
                                   Title: Senior Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH


                              By:  /s/ Theodore W. Cox
                                   -------------------------------------
                                   Title: Vice President


                              By:  /s/ James S. Cunningham
                                   -------------------------------------
                                   Title: Managing Director
                                         Chief Risk Officer


                              THE BANK OF NEW YORK


                              By:  /s/ Howard F. Bascom, Jr.
                                   -------------------------------------
                                   Title: Vice President

                              BANK ONE, NA


                              By:  _____________________________________
                                   Name:
                                   Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By:  /s/ Rene LeBlanc
                                   -------------------------------------
                                   Title: Vice President


                              By:  /s/ Philip J. Salter
                                   -------------------------------------
                                   Title: Vice President


                              FIRST UNION NATIONAL BANK


                              By:  /s/ Margaret Gibbons
                                   -------------------------------------
                                   Title: Senior Vice President


                              SUNTRUST BANK, ATLANTA


                              By:  /s/ Andrew J. Hines
                                   -------------------------------------
                                   Title: Director


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                              By:  /s/ Heather Zimmermann
                                   -------------------------------------
                                   Title: Vice President

                              COBANK, ACB


                              By:  /s/ S. Richard Dill
                                   -------------------------------------
                                   Title: Vice President


                              THE DAI-ICHI KANGYO BANK, LTD.


                              By:  /s/ Kenneth Biegen
                                   -------------------------------------
                                   Title: Senior Vice President


                              THE FUJI BANK, LIMITED


                              By:  _____________________________________
                                   Name:
                                   Title:

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:  /s/ Kotaro Suzuki
                                   -------------------------------------
                                   Title: Vice President


                              BNP PARIBAS (BRUSSELS)

                              By:  /s/ Andre Boulanger
                                   -------------------------------------
                                   Title: General Manager

                              BRANCH BANKING & TRUST COMPANY


                              By:  /s/ Cory Boyte
                                   -------------------------------------
                                   Title: Vice President


                              CREDIT COMMERCIALE DE FRANCE S.A.

                              By:  _____________________________________
                                   Name:
                                   Title:

                              DEXIA BANK S.A


                              By:  _____________________________________
                                   Name:
                                   Title:


                              FLEET NATIONAL BANK


                              By:  /s/ Thomas J. Bullard
                                   -------------------------------------
                                   Title: Director


                              UNION BANK OF CALIFORNIA, NA

                              By:  /s/ J. Scott Jessup
                                   -------------------------------------
                                   Title: Vice President

                              CIBC INC.


                              By: ______________________________________
                                   Name:
                                   Title:


                              BANCA DI ROMA -- NEW YORK BRANCH


                              By:  /s/ A. Paoli
                                   -------------------------------------
                                   Title: Asst. Treasurer


                              By:  /s/ C. Strike
                                   -------------------------------------
                                   Title: Asst. Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:  _____________________________________
                                   Name:
                                   Title:


Acknowledged and Agreed to by:

FOOD LION, LLC


By:  /s/ G. Linn Evans
     --------------------------
     Title: Asst. Secretary